UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2004 (December 20, 2004)

TEXAS CAPITAL BANCSHARES, INC.

(Name of Registrant)

Delaware (State or other jurisdiction of incorporation or organization)	000-30533 (Commission File Number)	75-2679109 (I.R.S. Employer Identification Number)

2100 McKinney Avenue, Suite 900, Dallas, Texas, U.S.A.
(Address of principal executive officers)

75201
(Zip Code)

214-932-6600
(Registrant’s telephone number,
including area code)

N/A
(Former address of principal executive offices)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 1.02 Termination of Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Executive Employment Agreement - Joseph M. Grant
Executive Employment Agreement - George F. Jones, Jr.
Executive Employment Agreement - C. Keith Cargill
Executive Employment Agreement - Peter B. Bartholow
Officer Indemnity Agreement - Joseph M. Grant
Officer Indemnity Agreement - George F. Jones, Jr.
Officer Indemnity Agreement - C. Keith Cargill
Officer Indemnity Agreement - Peter B. Bartholow

Item 1.01. Entry into a Material Definitive Agreement.

            Employment Agreements with Messrs. Grant, Jones and Cargill

            On December 20, 2004, we entered into employment agreements with the following members of our executive management team to replace our existing employment agreements with each of them, which had expired by their terms:

Name of Officer	Title
Joseph M. (Jody) Grant	Chairman of the Board and Chief Executive Officer
George F. Jones, Jr.	President and Chief Executive Officer of our subsidiary, Texas National Bank, N.A.
C. Keith Cargill	Executive Vice President and Chief Lending Officer of our subsidiary, Texas National Bank, N.A.

Mr. Grant and Mr. Jones also serve as members of our board of directors.

            Each of the new employment agreements has a two-year term, subject to renewal, and has a compensation package that includes a base salary, bonus and participation in our discretionary incentive bonus plan for key executives. As part of his compensation, each of the executives is also eligible to participate in our 1999 Omnibus Stock Plan and is entitled to participate in the benefit programs generally available to our employees as well as those specifically available to our executive employees.

            The terms of each employment agreement provide for severance payments to an executive upon termination of his employment by us on 30 days notice without cause or termination by the executive for good reason. Upon termination without cause or upon resignation for good reason, the executive is entitled to receive the following severance payments and benefits:

•	the greater of the executive’s base salary due for his remaining employment term and twelve months’ base salary;

•	an amount equal to the cash bonus paid to the executive for two full years preceding his termination or resignation; and

•	continued medical insurance benefits, at our cost, for a period of twelve months following the date of termination or resignation.

            Upon his death or permanent disability, the executive is entitled to the lesser of his base salary for the remaining employment term or twelve months salary and to continued medical insurance benefits, at our expense, for twelve months. The agreement does not provide for severance for termination of the executive by us with cause or by the executive without good reason; however, upon such a termination or resignation, the executive is entitled to salary earned before the effective date of termination or resignation, accrued but unpaid vacation benefits and previously authorized but unreimbursed business expenses.

            In the event we experience a change of control, as defined in each employment agreement, and an executive subsequently is terminated either (1) by us or the successor entity without cause or (2) by the executive for good reason, during the period beginning 90 days before and ending one year after, the change of control event, the executive is entitled to receive a lump sum payment equal to 250% of the executive’s base salary and any bonuses paid to the executive during the two years preceding the change of control. This change of control payment is in lieu of any other amounts to which the executive would be entitled under his employment agreement. In addition, the executive will receive, for 24 months following his termination, continued health and welfare benefits no less favorable than the benefits to which he was entitled prior the change of control.

            The employment agreements contain other terms and conditions, including a twelve-month non-solicitation provision, confidentiality obligations and restrictions on each executive’s ability to be engaged or involved in a competing state or national bank with a principal place of business in Texas, New Mexico, Oklahoma or Louisiana during his employment and for the twelve month period following his termination or resignation.

            Employment Agreement with Mr. Bartholow

            On December 20, 2004, we entered into an employment agreement with Peter B. Bartholow, our Chief Financial Officer and one of our directors. This agreement replaced our existing employment agreement with Mr. Bartholow and contains substantially similar terms as our employment agreements with Messrs. Grant, Jones and Cargill described above, except for the severance benefits due Mr. Bartholow upon a change of control.

            Under Mr. Bartholow’s agreement, in the event, we experience a change of control, as defined in the employment agreement, and he is terminated either (1) by us or the successor entity without cause or (2) by the executive for good reason, during the period beginning 90 days before and ending one year after, the change of control event, Mr. Bartholow is entitled to receive a lump sum payment equal to:

•	267% of his base salary and bonus for the most recent fiscal year preceding the change of control, if the termination occurs between December 20, 2004 and October 6, 2005; or

•	250% of his base salary and any bonuses paid during the two years preceding the change of control, if the termination occurs after October 6, 2005.

            In addition, Mr. Bartholow will receive continued health and welfare benefits no less favorable than the benefits to which he was entitled prior the change of control for a period of 60 months following termination, if termination occurs prior to October 6, 2005, and for a period of 24 months following termination, if termination occurs on or after October 6, 2004.

            Indemnification Agreements with Messrs. Grant, Jones, Cargill and Bartholow

            On December 20, 2004, we entered into indemnification agreements with each of Messrs. Grant, Jones, Cargill and Bartholow. These agreements require us to indemnify each of these executives against liabilities they may incur as a result of their service as an officer or director of us or our subsidiary, Texas Capital Bank, N.A. The agreements also require us to advance expenses incurred by an executive in connection with any proceeding for which the executive is entitled to indemnification. We must make these advancements within 30 days of a request from an executive, and the advances are interest and security free and without regard to the executive’s ability to repay.

Item 1.02 Termination of Material Definitive Agreement.

            On December 20, 2004, we terminated our existing employment agreement with Peter B. Bartholow, our Chief Financial Officer and one of our directors, and replaced it with the employment agreement described above so that all of the members of our executive management team would have similar employment terms for internal record keeping and consistency purposes. Mr. Bartholow consented to the termination of his prior employment agreement and we did not incur any material penalties as a result of the termination of Mr. Bartholow’s prior employment agreement. The terms of Mr. Bartholow’s prior employment agreement were substantially similar to those of his new employment agreement described above, other than the terms relating to severance.

Item 9.01. Financial Statements and Exhibits.

            (c) Exhibits

10.1	Executive Employment Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and Joseph M. Grant.

10.2	Executive Employment Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and George F. Jones, Jr.

10.3	Executive Employment Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and C. Keith Cargill.

10.4	Executive Employment Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and Peter B. Bartholow.

10.5	Officer Indemnity Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and Joseph M. Grant.

10.6	Officer Indemnity Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and George F. Jones, Jr.

10.7	Officer Indemnity Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and C. Keith Cargill.

10.8	Officer Indemnity Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and Peter B. Bartholow.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2004	TEXAS CAPITAL BANCSHARES, INC.
	By:	/s/ Peter B. Bartholow
Peter B. Bartholow
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Executive Employment Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and Joseph M. Grant.

10.2	Executive Employment Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and George F. Jones, Jr.

10.3	Executive Employment Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and C. Keith Cargill.

10.4	Executive Employment Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and Peter B. Bartholow.

10.5	Officer Indemnity Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and Joseph M. Grant.

10.6	Officer Indemnity Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and George F. Jones, Jr.

10.7	Officer Indemnity Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and C. Keith Cargill.

10.8	Officer Indemnity Agreement dated December 20, 2004, by and between Texas Capital Bancshares, Inc. and Peter B. Bartholow.